Exhibit 99.3

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 06/29/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bohda
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      7/15/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone

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


Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity



                                                4-Weeks Ended
                                                  06/29/2002
                                               --------------
Cash Summary (3) (4)
------------
Beginning Cash Balance                           $    911,505

+ Total Receipts                                 $ 63,980,854
- Total Disbursements                              63,833,849
                                                 ------------
                   Net Cash Activity             $    147,005

Cash Balance before Debt                         $  1,058,510
Net Fleet Activity                                   (247,672)
                                                 ------------
                 Ending Cash Balance             $    810,838

Fleet Retail Finance Debt Activity Summary (4)
------------------------------------------
Beginning Revolver Balance                       $ 44,283,371
+/- Total Facility Activity (5)                       (57,332)
                                                 ------------
             Ending Revolver Balance             $ 44,226,039



Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of June 2, 2002 through June 29, 2002 (end of fiscal June) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

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

Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                    June Cash Activity
                                                06/08/2002        06/15/2002         06/22/2002        06/29/2002           Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                $ 7,153,085       $ 7,153,000        $ 6,790,288       $ 5,843,907      $ 26,940,280
+ Credit/Debit Card Receipts                     4,882,502         4,790,680          4,584,746         4,216,007        18,473,935
+ AR & 3rd Party Receipts                        2,040,928         5,130,623          3,363,738         5,011,767        15,547,056
+ Other Receipts (2)                               671,744           906,131            693,869           747,839         3,019,583
                                        --------------------------------------------------------------------------------------------
                      Total Receipts          $ 14,748,259      $ 17,980,434       $ 15,432,641      $ 15,819,520       $ 63,980,854

- AP & Vendor Payments                        $ 15,407,696      $ 13,538,526       $ 13,966,398      $ 10,858,800      $ 53,771,420
- Non-Merchandise Payments                         655,306           741,018          1,521,128         1,337,280         4,254,732
- Total Payroll                                  1,412,683         1,448,483          1,455,187         1,491,344         5,807,697
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements          $ 17,475,685      $ 15,728,027       $ 16,942,713      $ 13,687,424      $ 63,833,849

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                   $ (2,727,426)      $ 2,252,407       $ (1,510,072)      $ 2,132,096         $ 147,005
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                           $ 911,505         $ 854,783          $ 849,985         $ 854,774         $ 911,505
+/- Net Cash Activity                           (2,727,426)        2,252,407         (1,510,072)        2,132,096           147,005
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ (1,815,921)      $ 3,107,190         $ (660,087)      $ 2,986,870       $ 1,058,510

Fleet Activity
+ Weekly Borrowings                           $ 16,870,000      $ 15,157,000       $ 16,382,000      $ 13,023,000      $ 61,432,000
- Weekly Paydown                               (14,199,296)      (17,414,205)       (14,867,139)      (15,199,032)      (61,679,672)
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity           $ 2,670,704      $ (2,257,205)       $ 1,514,861      $ (2,176,032)       $ (247,672)

                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                          $ 854,783         $ 849,985          $ 854,774         $ 810,838          $ 810,838
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                $ 44,283,371      $ 47,104,075       $ 44,846,870      $ 46,385,030      $ 44,283,371
+/- Net Fleet Activity                           2,670,704        (2,257,205)         1,514,861        (2,176,032)         (247,672)
+/- Fleet Fees & Adjustments                             -                 -             23,299            17,041            40,340
+/- Changes in LOCs                                150,000                 -                  -                 -           150,000
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)         $ 47,104,075      $ 44,846,870       $ 46,385,030      $ 44,226,039      $ 44,226,039



(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)
(3) Includes letters of credit of approximately $8.2 million

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
Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                           06/29/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 06/02/02                                    $ 15,770,268

+ Sales on Account                                                  $ 15,009,376
- Collections/Adjustments                                            (17,068,352)
                                                               ------------------
             Net Change in Receivables                              $ (2,058,977)

Ending Receivables Balance                                          $ 13,711,291


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                           $ 11,124,378           81.1%
31-60 Days                                                             1,177,756            8.6%
61-90 Days                                                               364,296            2.7%
Over 90 Days                                                           1,044,861            7.6%
                                                               ----------------------------------
                                 Total                              $ 13,711,291          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor Inc
Schedule C-Inventory Rollforward(1)


                                 Week Ended    06/08/2002        06/15/2002        06/22/2002      06/29/2002             Total
                                             -----------------------------------------------------------------   ------------------

Beginning Inventory                               $121,257,812    $119,851,545    $119,001,465    $119,943,015        $ 121,257,812

Add:      Purchases                                 11,889,945      11,627,191      11,925,169      10,369,149           45,811,454

Less:     Cost of Goods Sold                     $ (12,949,834)  $ (12,181,594)  $ (10,669,633)  $ (11,132,240)        $(46,933,301)
          COGS Adj-Vendor Markdwn                     (229,418)       (192,546)       (148,688)       (214,474)            (785,126)
          COGS Adj-Dir Charge(add back)                (10,068)         12,308          18,811          15,433               36,484
          COGS-Other dist(not incl above)                    -               -               -               -                    -
          Damages                                      (46,435)        (57,007)        (46,033)        (74,748)            (224,223)
          Returns to Vendor                            (60,457)        (58,432)       (138,076)       (104,902)            (361,867)
          Actual Shrinkage/Cycle Counts                      -               -               -               -                    -
          Closed Store Inventory (2)                         -               -               -               -                    -
                                             ------------------------------------------------------------------   ------------------
                            Total Deductions     $ (13,296,212)  $ (12,477,271)  $ (10,983,619)  $ (11,510,931)        $(48,268,033)

Ending Inventory (3)                              $119,851,545    $119,001,465      $119,943,015    $118,801,233      $ 118,801,233

(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close



Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                              06/29/2002
                                                   ----------------------------------
Rollforward

Beginning Balance as of 06/02/02 (1)                    $ 11,107,459

+ New Credit                                            $ 56,067,725
- Checks Cut                                             (47,072,684)
- Wires Issued                                            (2,395,315)
                                                   ------------------
                Net Change in Payables                   $ 6,599,725

Ending Payables Balance (2)                             $ 17,707,184


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                               $ 20,433,401          115.4%
31-60 Days                                                  (159,350)          -0.9%
61-90 Days                                                   (72,339)          -0.4%
Over 90 Days                                              (2,494,528)         -14.1%
                                                   ----------------------------------
                                 Total                  $ 17,707,184          100.0%


(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule E-Officer and Director Pay


                                06/08/2002        06/15/2002        06/22/2002        06/29/2002              Total
                             ------------------------------------------------------------------------   ------------------

Non-Officer                        $ 1,368,726       $ 1,351,579       $ 1,412,664       $ 1,448,821          $ 5,581,789
Officers                                43,958            96,904            42,523            42,523              225,908
                             ------------------------------------------------------------------------   ------------------
Total Payroll                      $ 1,412,683       $ 1,448,483       $ 1,455,187       $ 1,491,344          $ 5,807,697



Phar-Mor, Inc
Schedule F-Closed Bank Accounts




  Financial Institution   Entity          Account Name    Account Number    Date

No Bank Accounts Closed During This Period.